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                                                                    Exhibit 10.7

                            SCHEDULE TO EXHIBIT 10.7
                           UNIT SUBSCRIPTION AGREEMENT
                         CONVERTIBLE NOTES AND WARRANTS

                                                     Convertible Notes and Warrants
                                                     Underlying Units Subscribed For
                                             --------------------------------------------------
                                                  Amount of                       Number of
Name of Subscriber                           Convertible Notes                Series C Warrants
------------------                           -----------------                -----------------
Alpine Ventures Capital Partners, L.P.       $   1,300,000                      2,600,000
Ben Joseph Partners                                 50,000                        100,000
Bodmer, Hans C.                                     50,000                        100,000
Boris, Marvin                                       50,000                        100,000
Carol R. Hill Spousal Trust                        175,000                        350,000
Chesed Congregations of America                    725,000                      1,450,000
Conzett Europa Invest Ltd.                          50,000                        100,000
Cramer Taos Partners                                50,000                        100,000
Cranshire Capital, L.P.                            300,000                        600,000
EDJ Limited                                        100,000                        200,000
Edward J. Rosenthal Profit Sharing Plan             50,000                        100,000
Evans, Sir Richard                                  50,000                        100,000
Farzaneh, Hamid & Niloufar JTROS                    25,000                         50,000
Flavin, Blake Investors, L.P.                       75,000                        150,000
Flavin, John P.                                     25,000                         50,000
Flynn Corporation                                  250,000                        500,000
Goldenheim, Paul D.                                 25,000                         50,000
Gottesman, Noam & Geraldine JTROS                  100,000                        200,000
Hammerman, Alan H.                                  25,000                         50,000
Harvard Developments, Inc.                          25,000                         50,000
J.F. Shea & Co., Inc.                            1,000,000                      2,000,000
Kirk, William F., Jr. & Lynn B. JTROS               25,000                         50,000
Lay Ventures, L.P.                                  25,000                         50,000
Levitin, Eli                                        25,000                         50,000
Linhart, Richard S.                                 50,000                        100,000
McCaffrey, William T.                              100,000                        200,000
Mulkey II Limited Partnership                       25,000                         50,000
Porter Partners, L.P.                              150,000                        300,000
Reichenbaum, Mark                                  200,000                        400,000
Rice, William A.                                   100,000                        200,000
RMC Capital, LLC                                 2,000,000                      4,000,000
Safier, Jacob                                      250,000                        500,000
Skolnick, Kenneth B. & Melissa S. JTROS             50,000                        100,000

TOTAL                                          $ 7,500,000                     15,000,000
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